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                                                                   Exhibit 10.69

                             FOURTH AMENDMENT TO THE
                 PLIANT CORPORATION DEFINED BENEFIT PENSION PLAN

     This Fourth Amendment to the Pliant Corporation Defined Benefit Pension Plan ("Plan") is adopted this 11th day of March, 2004.

     WHEREAS, Pliant Corporation (formerly known as Huntsman Packaging Corporation and before that known as Huntsman Corporation) ("Pliant") adopted the Plan June 29, 1993 for the benefit of its eligible employees; and

     WHEREAS, Pliant reserved unto itself, through its Board of Directors, the right to amend the Plan pursuant to Section 15.1 of the Plan; and

     WHEREAS, Pliant restated the Plan effective January 1, 2001 and amended it by a First Amendment adopted May 20, 2002, a Second Amendment adopted June 28, 2002, and a Third Amendment adopted December 16, 2002, each amendment effective as stated therein; and

     WHEREAS, Pliant now desires to freeze the Plan, effective July 1, 2004 with respect to all participants in the Plan who are not subject to the collective bargaining agreement between the United Electrical Radio and Machine Workers Union of America and Local 274 and Pliant Corporation, South Deerfield, Massachusetts.

     NOW THEREFORE, the Plan is hereby amended as follows:

1. SECTION 2.1 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING
SECTION 2.1:

     "2.1   ACCRUED BENEFIT means an amount determined as of any specific date, which is equal to the Participant's normal retirement benefit as of such specified date computed pursuant to Section 9.1, multiplied by a fraction (not greater than one (1)), the numerator of which is the Participant's period of Credited Service as of the specified date and the denominator of which is the aggregate period of Credited Service the Participant would have if he continued employment to his Normal Retirement Date. Notwithstanding the foregoing provisions of this Section 2.1, the Accrued Benefit of each Participant who is not subject to the Deerfield CBA shall be frozen as of June 30, 2004 and the Accrued Benefit so determined as of June 30, 2004, based on Credited Service, Average Final Compensation and Primary Social Security Benefit as of June 30, 2004, shall be fixed as of that date and not thereafter further adjusted for any subsequent changes in Credited Service, Average Final Compensation and Primary Social Security Benefit, except as otherwise required by Section 17 (relating to Top-Heavy Rules)."

2. SECTION 2.7 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING
SECTION 2.7:

     "2.7   AVERAGE FINAL COMPENSATION means one-third of the Participant's aggregate Basic Compensation for the three consecutive calendar years during the ten complete calendar years preceding the earlier of the date the Participant's Average Final Compensation is to be determined that produce the greatest Basic

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     Compensation; provided that no compensation earned after June 30, 2004 by any Participant who is not subject to the Deerfield CBA shall be included in any ten year period to calculate Average Final Compensation. If a Participant's entire period of Service is less than three consecutive full calendar years, then such Participant's Average Final Compensation shall equal his aggregate Basic Compensation averaged over the number of full calendar years of service; provided that no compensation earned after June 30, 2004 by any Participant who is not subject to the Deerfield CBA shall be included in the Average Final Compensation calculation. If a Participant's entire period of service does not include a full calendar year, then such Participant's Average Final Compensation shall equal his aggregate Basic Compensation averaged on an annualized basis over the Participant's entire period of service (not to exceed 3 years); provided that no compensation earned after June 30, 2004 by any Participant who is not subject to the Deerfield CBA shall be taken into account in calculating Average Final Compensation."

3. THE FIRST PARAGRAPH OF SECTION 2.8 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING FIRST PARAGRAPH OF SECTION 2.8:

     "2.8   BASIC COMPENSATION means, with respect to a Participant who is a
     Regular Employee, the Participant's regular salary or wages, overtime and any bonuses actually paid during any calendar year, provided however, that the compensation taken into account with respect to benefits accruing under this Plan for a calendar year shall not exceed the maximum annual compensation that may be taken into account under Code Section 401(a)(17) and regulations issued with respect thereto; further provided that no compensation, earnings, wages, salary or bonuses earned or paid after June 30, 2004 to any Participant who is not subject to the Deerfield CBA shall be taken into account under the Plan. With respect to a Participant who is a Supplemental Employee, Basic Compensation means the amount determined under the preceding sentence for such Participant, divided by the Participant's Hours of Service during such calendar year (not to exceed the product of 167 multiplied by the number of months in which the Participant was an Eligible Employee), and multiplied by 2,000. Basic Compensation shall be interpreted to include all items and exclude all items necessary to be a safe harbor definition of compensation within the meaning of Treasury Regulation 1.14(s)-l(c)(3), subject to the following: Basic Compensation for Regular Employees and Supplemental Employees shall be determined without regard to compensation deferred pursuant to any plan satisfying the requirements of Sections 125 or 401(k) of the Code adopted by the Employer and shall include elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4)of the Code."

     THE REMAINING TWO PARAGRAPHS OF SECTION 2.8 SHALL REMAIN EFFECTIVE.

4. A NEW SECTION 2.42 IS HEREBY INSERTED INTO THE PLAN:

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     "2.42  DEERFIELD CBA means that collective bargaining agreement between
     Pliant Corporation, South Deerfield, Massachusetts and United Electrical Radio and Machine Workers of America and Local 274 entered into on September 25, 2002, effective through October 11, 2006."

5. A NEW SECTION 5.8 IS HEREBY INSERTED INTO THE PLAN:

     "5.8   SERVICE AFTER JUNE 30, 2004. Notwithstanding any provision in the
     Plan to the contrary, Participants in the Plan who are not subject to the Deerfield CBA shall continue to earn Service under the Plan after June 30, 2004 only for purposes of vesting but not for purposes of eligibility or for accruing a benefit under the Plan."

6. SECTION 6.2 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     "6.2   CREDITED SERVICE.

     (a) Regular Employees. A Regular Employee's Credited Service commences on the date the Regular Employee becomes a Participant in the Plan and includes Service from such date backwards to the date the Employee became an Eligible Employee under the Plan (but in no event shall credit be given for any period of Service prior to the Effective Date other than past service expressly granted in accordance with the terms of the Plan.) Except as provided in this Section 6.2, a Regular Employee's Credited Service includes the period from the date the Regular Employee becomes a Participant to the date he severs from Service (determined under the provisions of Section 5.2 without the application of other Sections, including Section 5.3 or 5.6) if the Participant is subject to the Deerfield CBA. If the Participant is not subject to the Deerfield CBA, a Regular Employee's Credited Service includes the period from the date the Regular Employee becomes a Participant to the earlier of (i) the date he severs from Service (determined under the provisions of Section 5.2 without the application of other Sections, including Section 5.3 or 5.6) or (ii) June 30, 2004. In addition, a Regular Employee's Credited Service includes such other periods as may be required by law, and to the extent provided by
     Section 12 of the Plan, the period during which he is a Disabled
     Participant.

     (b) Supplemental Employees. A Supplemental Employee shall receive a year of Credited Service for each calendar year in which he completes at least 2,000 Hours of Service as a Participant; provided however, that if the Participant is not subject to the Deerfield CBA, he will not receive any Credited Service after June 30, 2004. In addition, a Supplemental Employee shall receive a fractional year of Credited Service for each calendar year in which he completes less than 2,000 Hours of Service as a Participant; provided however, that if the Participant is not subject to the Deerfield CBA, he will not receive any Credited Service after June 30, 2004. The numerator of such fractional year of Credited Service shall be the Participant's Hours of Service as a Participant in such calendar year (not to exceed the product of 167 times the number of months in which the Participant is an

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     Eligible Employee) and the denominator shall be 2,000. In addition,
     Credited Service of a Supplemental Employee includes, to the extent provided by Section 12 of the Plan, the period during which he is a Disabled Participant."

7. SECTION 6.3 IS HEREBY AMENDED BY INSERTING THE FOLLOWING SENTENCE AT THE END OF THAT SECTION:

     "If the Participant resumes employment with the Employer after June 30, 2004, and the Participant is not subject to the Deerfield CBA, such re-employment shall not count toward Credited Service."

8. A NEW SECTION 6.7 IS HEREBY ADDED TO THE PLAN:

     "6.7   NO CREDITED SERVICE AFTER JUNE 30, 2004. Notwithstanding any
     provision in the Plan to the contrary, no Participant shall earn any Credited Service under the Plan after June 30, 2004, unless such Participant is subject to the Deerfield CBA."

9. SECTION 9.1 IS HEREBY AMENDED BY ADDING THE FOLLOWING SUBSECTION (c) TO THE END OF THAT SECTION AND AMENDING THE FIRST SENTENCE OF SECTION 9.1 TO READ AS
FOLLOWS:

     "9.1   NORMAL PENSION. The Pension Benefit of a Participant retiring on or after attaining Normal Retirement Age shall equal the sum of (a) and (b), as limited by (c):

     (c) Notwithstanding the foregoing, any Participant who is not subject to the Deerfield CBA shall not earn any Pension Benefit for any Service after June 30, 2004, and shall not have any compensation earned after June 30, 2004 included in his Average Final Compensation."

10. SECTION 9.2 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     "9.2   EARLY PENSION. In the case of a Participant who is subject to the
     Deerfield CBA and who elects to have his Early Pension commence prior to his Normal Retirement Date, the annual amount of such Participant's Early Pension shall equal the Accrued Benefit determined as of the date his employment terminates, multiplied by the applicable actuarial factor, based upon the Participant's age at the date his payments commence, as set forth in Section 1(a) of Appendix A. In the case of a Participant who is not subject to the Deerfield CBA and who elects to have his Early Pension commence prior to his Normal Retirement Date, the annual amount of such Participant's Early Pension shall equal the Accrued Benefit determined as of the earlier of (a) the date his employment terminates, or (b) June 30, 2004, multiplied by the applicable actuarial factor, based upon the Participant's age at the date his payments commence, as set forth in
     Section 1(a) of Appendix A."

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11. SECTION 9.3 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     "9.3   DEFERRED VESTED PENSION. The annual amount of a Deferred Vested
     Pension of any Participant who is subject to the Deerfield CBA shall be the Participant's Accrued Benefit on the date of severance from employment. The annual amount of a Deferred Vested Pension of any Participant who is not subject to the Deerfield CBA shall be the Participant's Accrued Benefit on the earlier of (a) the date of severance from employment, or (b) June 30, 2004. If a Participant elects to have his Deferred Vested Pension commence prior to his Normal Retirement Date, his benefit shall be the Actuarial Equivalent of the Deferred Vested Pension otherwise payable on his Normal Retirement Date using the actuarial factors as set forth in Section 1(b) of Appendix A."

12. SECTION 12.1 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     "12.1  SERVICE AND CREDITED SERVICE.

     (a) Except as provided in paragraph (b), a Disabled Participant who is subject to the Deerfield CBA shall be granted Service and Credited Service until the termination of his Disability or until he attains age 65, whichever occurs first. Except as provided in paragraph (b), a Disabled Participant who is not subject to the Deerfield CBA shall be granted Service and Credited Service until the termination of his Disability or until he attains age 65, whichever occurs first, but in no case shall he be granted Credited Service at any time after June 30, 2004.

     (b) If a Disabled Participant who is subject to the Deerfield CBA receives a lump sum settlement under the Employer's Long Term Disability Income Insurance Plan, his Service and Credited Service under this Plan shall terminate as of the date of the settlement and his rights under this Plan shall be determined on the basis of Service and Credited Service at that time. If a Disabled Participant who is not subject to the Deerfield CBA receives a lump sum settlement under the Employer's Long Term Disability Income Insurance Plan, his Service shall terminate as of the date of the settlement, his Credited Service under this Plan shall terminate as of earlier of (i) the date of the settlement, or (ii) June 30, 2004, and his rights under this Plan shall be determined on the basis of Service and Credited Service at that time.

     (c) If a Disabled Participant who is subject to the Deerfield CBA recovers from his Disability, but fails to return to work with an Employer within 30 days following such recovery (or such additional period, not in excess of one year, as authorized by the Committee), he shall be deemed to have terminated Service and Credited Service as of the time of his recovery, and his rights to benefits under this Plan shall be determined accordingly. If a Disabled Participant who is not subject to the Deerfield CBA recovers from his Disability, but fails to return to work with an Employer within 30 days following such recovery (or such additional period, not in excess of one year, as authorized by the Committee), he shall be deemed to have terminated Service as of the time of his recovery, shall be

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     deemed to have terminated Credited Service as of the earlier of (i) the time of his recovery, or (ii) June 30, 2004, and his rights to benefits under this Plan shall be determined accordingly."

13. SECTION 12.2 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     "12.2 PENSION BENEFITS. In computing the Participant's pension benefits, the Participant who is subject to the Deerfield CBA shall be deemed to earn for the period (expressed in whole months) of his Disability at a monthly rate equal to one-twelfth of his Average Final Compensation calculated as of the date he became a Disabled Participant. The Participant who is not subject to the Deerfield CBA shall be deemed to earn for the period (expressed in whole months) of his Disability at a monthly rate equal to one-twelfth of his Average Final Compensation calculated as of the date he became a Disabled Participant; provided that no time after June 30, 2004 shall be included in any such calculation, whether or not the Participant was Disabled at that time."

14. SECTION 14.1 (a) IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     "14.1  LIMITATIONS ON BENEFITS.

     (a)    General Rule.

            (1) Notwithstanding anything in this Plan to the contrary, in accordance with the requirements of Section 415 of the Code, the Annual Benefit of a Participant shall not, at any time during the Limitation Year, exceed the lesser of: (i) the Maximum Permissible Dollar Amount, or (ii) 100 percent of the Participant's average Total Compensation for the three consecutive calendar years while a Participant in the Plan in which his Total Compensation was the highest; provided that if, the Participant is not subject to the Deerfield CBA, no Compensation earned after June 30, 2004 shall be taken into account."

15. SECTIONS 14.1(b)(5) AND 14.1(b)(7) ARE HEREBY DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING:

            "(5)   Projected Annual Benefit means the Annual Benefit a
     Participant would receive if the Participant continued employment, receive his current Total Compensation in each Limitation Year, until the later of the Normal Retirement Age or the Participant's current age, and if all relevant factors used to determine benefits under the Plan for the current Limitation Year remained constant for all future Limitation Years; provided that, for a Participant who is not subject to the Deerfield CBA, no Projected Annual Benefit shall include any Compensation earned or Limitation Year after June 30, 2004.

            (7) Total Compensation means all amounts paid or made available to a Participant in a calendar year which are treated as compensation under Treasury Regulation Section 1.415-2(d)(l)(i) and which are not excluded under Treasury

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     Regulation Section 1.415-2(d)(2); provided that, for any Participant who is not subject to the Deerfield CBA, Total Compensation shall not include any amount paid or made available to such Participant after June 30, 2004. Notwithstanding the foregoing, the term "Total Compensation" shall include
     (i) any elective deferral to a plan of the Employer as defined in Code
     Section 402(g)(3), and (ii) any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Section 125 or 457, and (iii) elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code."

16. SECTION 16.3 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     "16.3 INCREASE IN SOCIAL SECURITY BENEFIT LEVELS. In the case of a pensioner or beneficiary who was receiving benefits under this Plan, or in the case of a Participant who terminates employment with nonforfeitable rights to benefits, such benefits shall not be decreased by reason of any increase of the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under such Title II, if such increase takes place after September 2, 1974 or (if later) the earliest of
     (i) the date of first receipt of such benefits, (ii) the date of such termination, or (iii) if the pensioner or beneficiary is not subject to the Deerfield CBA, June 30, 2004, as the case may be.

17. SECTION 19.4 IS HEREBY AMENDED BY ADDING THE FOLLOWING SENTENCE AT THE END OF THE FIRST PARAGRAPH OF THAT SECTION:

     "However, nothing in this Section 19.4 shall entitle any Participant who is not subject to the Deerfield CBA to any Credited Service for any time period after June 30, 2004."

18. A NEW SECTION 7 IS ADDED TO APPENDIX D AS FOLLOWS:

     "7.    PROVISIONS OF PLAN FROZEN AS OF JUNE 30, 2004. No provisions of the
     Plan that freeze any accrued benefits as of June 30, 2004 shall apply to Participants who are subject to the Deerfield CBA and whose benefits are governed by this Appendix D."

19. APPENDIX E IS HEREBY AMENDED BY DELETING SECTION 4 IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING:

     "4.    FUTURE SALARY INCREASES COUNTED: In addition to the benefit accrued under the terms of this Plan for service after the Effective Date, a Non-Union CT Film Employee shall be entitled to the positive difference, if any, between (i) his or her accrued benefit under the terms of the Rexene Retirement Plan at the Effective Date determined by taking into account compensation earned following the Effective Date but before June 30, 2004; and (ii) his or her accrued benefit under the terms of the Rexene Retirement Plan at the Effective Date taking into account

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     only compensation earned as of the Effective Date (which is the benefit maintained under the Huntsman Defined Benefit Pension Plan)."

20. APPENDIX F IS HEREBY AMENDED BY DELETING SECTION 4 IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING:

     "4.    POST-MERGER BENEFIT: Beginning January 1, 1999, eligible employees of Huntsman Edison Films Corporation shall accrue a benefit under the Plan based upon the terms of the Plan (the Post-Merger Benefit). For purposes of determining the Post-Merger Benefit, only compensation earned and service performed after the Effective Date, and before June 30, 2004, shall be taken into account. However, service prior to the Effective Date for Huntsman Edison Films Corporation shall be taken into account under the Plan for purposes of vesting and eligibility (including eligibility for early or normal retirement) in the Post-Merger Benefit."

21. APPENDIX H IS HEREBY AMENDED BY ADDING THE FOLLOWING SENTENCE AT THE END OF
SECTION 3:

     "In no event will any Participant whose benefit is governed by this Appendix H earn any credited service for accrued benefit purposes after June 30, 2004."

     All other provisions of the Plan as amended shall remain effective. This Fourth Amendment is hereby executed on this 11th day of March, 2004 and effective as described herein.


                                                 PLIANT CORPORATION

                                                 By:
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

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